UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 5, 2018

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 College Street, New Haven, Connecticut 06510
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (475) 230-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2018, the Board of Directors of Alexion Pharmaceuticals, Inc. appointed Judith Reinsdorf to Alexion’s Board of Directors. Ms. Reinsdorf has been appointed to the Audit and Finance Committee of the Board of Directors. Alexion also announced that Ann Veneman notified the Board that she will not stand for re-election at Alexion's 2018 annual meeting of shareholders.

There are no transactions and no proposed transactions between Ms. Reinsdorf (or any member of such individual’s immediate family) and Alexion (or any of its subsidiaries), and there is no arrangement or understanding between Ms. Reinsdorf and any other person or entity pursuant to which such individual was appointed as a director of Alexion.

Ms. Reinsdorf will receive compensation for her service on the Board of Directors in accordance with Alexion’s standard compensatory arrangements for non-employee directors. A description of the compensatory arrangements for non-employee directors will be included in Alexion’s proxy statement on Schedule 14A for the 2018 annual meeting of shareholders, which will be filed with the U.S. Securities and Exchange Commission prior to the 2018 annual meeting of shareholders.

Ms. Reinsdorf until recently served as Executive Vice President and General Counsel of Johnson Controls International, a global leader in building products and technology, integrated solutions, and energy storage, following its merger in September 2016 with Tyco International, where she served as Executive Vice President and General Counsel from March 2007 until September 2016. Previously, Ms. Reinsdorf served as Vice President, General Counsel and Secretary of C. R. Bard, Inc., as Vice President and Corporate Secretary of Tyco, as Vice President and Associate General Counsel of Pharmacia Corporation, and as Assistant General Counsel and Chief Legal Counsel, Corporate, at Monsanto Company. Ms. Reinsdorf currently serves on the Board of Directors of Dun & Bradstreet, a publicly traded data and analytics company. Ms. Reinsdorf earned her bachelor’s degree from the University of Rochester and her J.D. from Cornell Law School.

A copy of Alexion’s press release announcing the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press release, dated February 5, 2018

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2018	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Senior Vice President of Law and Corporate Secretary